LORD ABBETT [LOGO]

             2002

             SEMI-
           ANNUAL
             REPORT

LORD ABBETT
MID-CAP VALUE FUND







FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002

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(Unaudited)
-------------------------------------------------------------------------------

LORD ABBETT MID-CAP VALUE SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2002

DEAR SHAREHOLDER: We are pleased to provide a six-month overview of the Lord Abbett Mid-Cap Value Fund's strategies and performance for the period ended June 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

          BEST REGARDS,

          ROBERT S. DOW
          CHAIRMAN

-------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2002?

A: For the six months ended June 30, 2002, Lord Abbett Mid-Cap Value Fund returned -0.8%(1), underperforming its benchmark, the S&P MidCap 400/Barra Value Index,(2) which returned 3.5%. PLEASE REFER TO PAGE 3 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund's continued strategy to limit exposure in the information technology and telecommunications services sectors proved beneficial, as these two negatively performing sectors were among the weakest in the index. For the period, the Fund was significantly underweight in the information technology sector and had no holdings in the telecommunications services sector. The Fund's relative underweight position in the sluggish technology sector, and a relative overweight position in the top-performing healthcare sector, also contributed positively to performance.

     Conversely, stock selection in the financial sector detracted from the Fund's overall portfolio performance during the period. The majority of our holdings in the financial sector are in the insurance industry, which was negatively impacted during the period, as investors raised concerns over the adequacy of the industry's reserves in light of several asbestos-related settlements reached so far this year. We believe, however, the reserves at the companies we hold are adequate, and investors will be rewarded as a strong pricing cycle continues to drive returns on equity higher for the companies we own.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. On March 19, in

                                                                            1
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a sign of improved sentiment, the Federal Open Market Committee decided to keep its target for the federal funds rate at 1.75% and declared that the economic risks are balanced between economic weakness and inflationary pressure.

     Following strong first quarter growth in the economy, however, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 6.1%, we expect that the second quarter will post a lower growth rate. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter have indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

     While fundamental business indicators, such as manufacturing and purchasing activity, increased slightly and unemployment slowly eased, we still do not expect any instant revival in capital spending. With May new home sales reaching record highs, the current economy is being fueled by consumers, and not business spending. That being said, the Federal Reserve Board (the "Fed") kept interest rates steady in the second quarter, and we do not expect the Fed to raise interest rates before late summer or early fall, unless the dollar continues to weaken and monetary intervention is necessary to restore a proper balance.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: While the broader stock market has displayed exceptional volatility this past year, a tendency that we expect to continue into the foreseeable future, our investing style has delivered considerable calm in a surrounding storm. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by consistently following our time-tested, disciplined investment process, we will attempt to capture as many as possible for our investors.

2

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(Unaudited)
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STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2002
REFLECT PERFORMANCE OF CLASS A SHARES AT THE MAXIMUM SALES CHARGE OF 5.75% WITH ALL DISTRIBUTIONS REINVESTED 1 YEAR: -2.07% 5 YEARS: 12.93% 10 YEARS: 14.77%

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the period ended June 30, 2002.

(2) A market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The Fund invests primarily in midcap company stocks, which tend to be more volatile and less liquid than large-cap company stocks. Mid-cap companies typically experience a higher risk of failure than large-cap companies. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                  VALUE
INVESTMENTS                     SHARES            (000)
--------------------------------------------------------
COMMON STOCKS 93.43%

AUTO COMPONENTS 3.20%

Dana Corp.                   3,343,600       $   61,957
Goodyear Tire &
Rubber Co.+                  1,691,600           31,650
                                             ----------
TOTAL                                            93,607
                                             ----------

CHEMICALS 10.17%

Crompton Corp.+              5,018,100           63,981
Eastman Chemical Co.         1,622,200           76,081
IMC Global, Inc.+            4,630,600           57,882
Potash Corp. of
Saskatchewan ADR+              788,890           52,619
Solutia, Inc.                6,640,400           46,616
                                             ----------
TOTAL                                           297,179
                                             ----------


CONTAINERS & PACKAGING 4.55%

Ball Corp.                   1,336,700           55,446
Pactiv Corp.*                3,255,400           77,479
                                             ----------
TOTAL                                           132,925
                                             ----------


ELECTRIC UTILITIES 7.39%

Ameren Corp.+                1,250,600           53,788
CMS Energy Corp.+            4,547,900           49,936
Northeast Utilities          3,162,400           59,485
TECO Energy, Inc.+           2,134,300           52,824
                                             ----------
TOTAL                                           216,033
                                             ----------


ELECTRICAL EQUIPMENT 2.43%

Hubbell, Inc.                2,081,900           71,096
                                             ----------


ENERGY EQUIPMENT &
SERVICES 3.60%

Halliburton Co.              4,490,900           71,585
Pride
International, Inc.*+        2,148,100           33,639
                                             ----------
TOTAL                                           105,224
                                             ----------


FOOD & DRUG RETAILING 1.01%

Albertson's, Inc.+             968,600       $   29,504
                                             ----------


FOOD PRODUCTS 1.78%
Archer-Daniels-
Midland Co.                  4,070,675           52,064
                                             ----------


GAS UTILITIES 1.29%

Southwest Gas Corp.+         1,521,100           37,647
                                             ----------


HEALTHCARE EQUIPMENT & SUPPLIES 3.50%

Becton
Dickinson & Co.+               840,700           28,962
Boston
Scientific Corp.*            2,496,200           73,189
                                             ----------
Total                                           102,151
                                             ----------


HEALTHCARE PROVIDERS & SERVICES 4.75%
Caremark Rx, Inc.*+          3,367,300           55,560
Health Net, Inc.*            2,076,600           55,591
Trigon Healthcare, Inc.*       274,000           27,559
                                             ----------
TOTAL                                           138,710
                                             ----------


HOTELS, RESTAURANTS & LEISURE 3.59%
CBRL Group, Inc.             1,923,400           58,702
Park Place
Entertainment Corp.*         4,520,600           46,336
                                             ----------
TOTAL                                           105,038
                                             ----------


HOUSEHOLD DURABLES 5.64%

LEGGETT & PLATT, INC.+       1,346,900           31,517
Newell

Rubbermaid, Inc.             1,730,800           60,682
Snap-on, Inc.                2,448,900           72,708
                                             ----------
TOTAL                                           164,907
                                             ----------


INSURANCE 9.00%

Everest Re Group Ltd.        1,036,800           58,009
PartnerRe Ltd.+              1,202,200           58,848
SAFECO Corp.                 1,891,300           58,422


4             SEE NOTES TO FINANCIAL STATEMENTS.


SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
JUNE 30, 2002

                                                   VALUE
INVESTMENTS                      SHARES            (000)
---------------------------------------------------------

TRANSATLANTIC
HOLDINGS, INC.                 200,400       $   16,032
XL Capital Ltd. Class A        845,300           71,597
                                             ----------
TOTAL                                           262,908
                                             ----------


MACHINERY 2.75%

CNH Global N.V.              7,270,800           29,301
The Timken Co.+              2,280,500           50,924
                                             ----------
TOTAL                                            80,225
                                             ----------


MULTI-LINE RETAIL 5.21%

Big Lots, Inc.*              3,261,400           64,184
J.C. Penney Co., Inc.+       2,697,700           59,403
The May Department
Stores Co.                     871,900           28,712
                                             ----------
TOTAL                                           152,299
                                             ----------


OIL & GAS 4.19%

EOG Resources, Inc.          1,566,800           62,202
Kerr-McGee Corp.             1,123,100           60,142
                                             ----------
TOTAL                                           122,344
                                             ----------


PAPER & FOREST PRODUCTS 3.59%

Georgia-Pacific Group        2,830,200           69,566
Meadwestvaco Corp.+          1,052,200           35,312
                                             ----------
TOTAL                                           104,878
                                             ----------


PHARMACEUTICALS 2.63%

Mylan
Laboratories, Inc.           2,446,300           76,692
                                             ----------


REAL ESTATE INVESTMENT TRUST 1.82%

Healthcare Realty
Trust, Inc.+                 1,661,406           53,165
                                             ----------


SOFTWARE 1.01%

Sybase, Inc.*                2,808,235           29,627
                                             ----------


SPECIALTY RETAIL 4.76%

Foot Locker, Inc.            4,556,600           65,843
Office Depot, Inc.*          2,585,200       $   43,431
Payless
ShoeSource, Inc.*              519,600           29,955
                                             ----------
TOTAL                                           139,229
                                             ----------

TEXTILES & APPAREL 2.16%

Tommy
Hilfiger Corp.*+             4,413,900           63,207
                                             ----------

TRADING COMPANIES & DISTRIBUTORS 3.41%
Genuine Parts Co.            2,039,400           71,114
W.W. Grainger, Inc.+           567,600           28,437
                                             ----------
TOTAL                                            99,551
                                             ----------

TOTAL COMMON STOCKS
(Cost $2,533,731,650)                         2,730,210
                                             ----------
                                             ----------

                      PRINCIPAL
                       AMOUNT
                        (000)
                      ---------

SHORT-TERM INVESTMENTS 7.10%
Repurchase Agreement 7.10%
Repurchase Agreement
dated 6/28/2002, 1.90%
due 7/1/2002 with
State Street Bank
collateralized by
$18,585,000 of Federal
National Mortgage Assoc.
at 5.50% due 2/15/06,
$84,250,000 of Federal
Home Loan Bank at 7.00%
due 3/15/2010,
$49,585,000 of Federal
Home Loan Bank zero
coupon due 11/15/2011,
and $42,405,000 of
Federal National
Mortgage Assoc. at
6.875% due 9/15/2010;
value-$211,665,429;
proceeds: $207,530,714
(Cost $207,497,860)           $207,498       $  207,498
                                             ----------
                                             ----------

TOTAL INVESTMENTS 100.53%
(Cost $2,741,229,510)                        $2,937,708
                                             ----------
                                             ----------

   * Non-income producing security.

   + Security (or a portion of security) on loan. See Note.
 ADR American Depository Receipt.

                               SEE NOTES TO FINANCIAL STATEMENTS.          5

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2002

ASSETS:

   Investment in securities, at cost $(2,741,229,510)        $2,937,707,717
---------------------------------------------------------------------------
   Market value of collateral for securities loaned             142,661,312
   Receivables:
      Interest and dividends                                      3,967,042
      Investment securities sold                                267,959,135
      Capital shares sold                                        32,515,524
   Prepaid expenses and other assets                                428,590
---------------------------------------------------------------------------
   TOTAL ASSETS                                               3,385,239,320
---------------------------------------------------------------------------
LIABILITIES:

   Securities lending collateral                                142,661,312
   Payables:
      Investment securities purchased                           310,840,013
      Capital shares reacquired                                   5,943,385
      Management fee                                              1,333,438
      12b-1 distribution fees                                     1,914,090
      Directors' fees                                               342,435
      To affiliate                                                    9,059
   Accrued expenses                                                  10,087
---------------------------------------------------------------------------
   TOTAL LIABILITIES                                            463,053,819
---------------------------------------------------------------------------
---------------------------------------------------------------------------
NET ASSETS                                                   $2,922,185,501
---------------------------------------------------------------------------
---------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:

Paid-in capital                                               2,716,539,355
Accumulated undistributed net investment income                   6,115,150
Accumulated net realized gain on investments                      3,052,789
Net unrealized appreciation on investments                      196,478,207
---------------------------------------------------------------------------
NET ASSETS                                                   $2,922,185,501
---------------------------------------------------------------------------
---------------------------------------------------------------------------
NET ASSETS BY CLASS:
Class A Shares                                               $1,867,129,453
Class B Shares                                               $  488,401,609
Class C Shares                                               $  528,638,370
Class P Shares                                               $   30,955,588
Class Y Shares                                               $    7,060,481
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                  110,380,104
Class B Shares                                                   29,590,383
Class C Shares                                                   32,101,182
Class P Shares                                                    1,856,346
Class Y Shares                                                      418,315
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):

Class A Shares-Net asset value                                       $16.92
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                      $17.95
Class B Shares-Net asset value                                       $16.51
Class C Shares-Net asset value                                       $16.47
Class P Shares-Net asset value                                       $16.68
Class Y Shares-Net asset value                                       $16.88
---------------------------------------------------------------------------
---------------------------------------------------------------------------

6              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends                                                     $ 20,218,100
Interest                                                         1,862,194
Foreign withholding tax                                            (47,696)
--------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         22,032,598
--------------------------------------------------------------------------
EXPENSES:

Management fees                                                  6,443,542
12b-1 distribution plan-Class A                                  3,100,682
12b-1 distribution plan-Class B                                  1,920,787
12b-1 distribution plan-Class C                                  2,019,899
12b-1 distribution plan-Class P                                     49,806
Shareholder servicing                                            1,707,973
Reports to shareholders                                            151,540
Fund administration                                                 39,551
Professional                                                        26,370
Custody                                                             19,270
Registration                                                        16,620
Directors' fees                                                     14,683
Other                                                               25,078
--------------------------------------------------------------------------
Gross expenses                                                  15,535,801
   Expense reductions                                               (2,361)
--------------------------------------------------------------------------
NET EXPENSES                                                    15,533,440
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            6,499,158
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:

Net realized gain on investments                                 4,889,742
Net change in unrealized appreciation/depreciation on
  investments                                                  (60,075,709)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                               (55,185,967)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(48,686,809)
--------------------------------------------------------------------------
--------------------------------------------------------------------------

                                SEE NOTES TO FINANCIAL STATEMENTS.          7

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS
                                                                   ENDED
                                                           JUNE 30, 2002            YEAR ENDED
INCREASE IN NET ASSETS                                       (UNAUDITED)     DECEMBER 31, 2001
----------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                                      $   6,499,158        $    5,965,925
Net realized gain on investments                               4,889,742            28,604,707
Net change in unrealized appreciation/depreciation
  on investments                                             (60,075,709)           81,745,443
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 (48,686,809)          116,316,075
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income

   Class A                                                    (4,951,894)           (1,120,017)
   Class B                                                      (182,436)              (80,233)
   Class C                                                      (406,833)              (65,854)
   Class P                                                       (61,628)               (5,203)
   Class Y                                                       (25,810)                   (5)
Net realized gain

   Class A                                                   (20,958,200)          (29,312,329)
   Class B                                                    (4,999,724)           (4,333,376)
   Class C                                                    (4,853,488)           (2,741,885)
   Class P                                                      (244,394)             (117,547)
   Class Y                                                       (68,759)                  (86)
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (36,753,166)          (37,776,535)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares                          1,404,318,162         1,222,948,767
Reinvestment of distributions                                  4,179,977            35,687,033
Cost of shares reacquired                                   (234,804,368)         (221,634,024)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                         1,173,693,771         1,037,001,776
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                 1,088,253,796         1,115,541,316
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of period                                        1,833,931,705           718,390,389
----------------------------------------------------------------------------------------------
END OF PERIOD                                             $2,922,185,501        $1,833,931,705
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME            $   6,115,150           $ 5,244,593
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

8          SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                           ENDED                               YEAR ENDED 12/31
                                         6/30/2002     ---------------------------------------------------------------
                                        (UNAUDITED)      2001         2000          1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

 NET ASSET VALUE, BEGINNING
   OF PERIOD                               $17.41       $17.03       $13.24        $13.31       $13.37       $13.29
                                           ------       ------       ------        ------       ------       ------
                                           ------       ------       ------        ------       ------       ------
 Investment operations

   Net investment income                      .06(a)       .11(a)       .12(a)        .04(a)       .05(a)       .08

   Net realized and

      unrealized gain (loss)                 (.20)        1.14         6.20           .48         (.11)        3.61
                                           ------       ------       ------        ------       ------       ------

      Total from investment
      operations                             (.14)        1.25         6.32           .52         (.06)        3.69
                                           ------       ------       ------        ------       ------       ------


 Distributions to
   shareholders from:

   Net investment income                     (.07)        (.03)        (.09)         (.05)           -         (.23)

   Net realized gain                         (.28)        (.84)       (2.44)         (.54)           -        (3.38)
                                           ------       ------       ------        ------       ------       ------

      Total distributions                    (.35)        (.87)       (2.53)         (.59)           -        (3.61)
                                           ------       ------       ------        ------       ------       ------


 NET ASSET VALUE, END OF PERIOD            $16.92       $17.41       $17.03        $13.24       $13.31       $13.37
                                           ------       ------       ------        ------       ------       ------
                                           ------       ------       ------        ------       ------       ------


 Total Return(b)                             (.78)%(c)    8.00%       53.30%         4.23%        (.45)%      31.53%

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
   reductions                                 .55%(c)     1.22%        1.35%         1.34%        1.16%        1.25%

   Expenses, excluding expense
   reductions                                 .55%(c)     1.22%        1.35%         1.34%        1.16%        1.25%

   Net investment income                      .37%(c)      .67%         .82%          .31%         .39%         .74%

                                     SIX MONTHS
                                        ENDED
                                      6/30/2002                           YEAR ENDED 12/31
                                                    ---------------------------------------------------------------
 SUPPLEMENTAL DATA:                  (UNAUDITED)     2001         2000          1999         1998         1997
-------------------------------------------------------------------------------------------------------------------

   Net assets, end of
      period (000)                  $1,867,129   $1,252,040     $589,882      $347,306     $367,837     $334,399

   Portfolio turnover rate               14.47%       31.52%       77.53%        64.76%       46.58%       56.96%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                               SEE NOTES TO FINANCIAL STATEMENTS.           9

                                          SIX MONTHS
                                             ENDED                       YEAR ENDED 12/31                   5/1/1997(d)
                                           6/30/2002    ------------------------------------------------        TO
                                          (UNAUDITED)     2001         2000          1999         1998      12/31/1997
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

 NET ASSET VALUE, BEGINNING
   OF PERIOD                               $16.99       $16.72       $13.06        $13.17       $13.33       $12.14
                                           ------       ------       ------        ------       ------       ------
                                           ------       ------       ------        ------       ------       ------


 Investment operations

   Net investment income (loss)               .01(a)       .01(a)       .04(a)      (.04)(a)      (.05)(a)        -(e)

   Net realized and unrealized
      gain (loss)                            (.20)        1.12         6.09           .47      (.11)           3.27
                                           ------       ------       ------        ------       ------       ------


      Total from investment

      operations                             (.19)        1.13         6.13           .43      (.16)           3.27
                                           ------       ------       ------        ------       ------       ------


 Distributions to shareholders from:

   Net investment income                     (.01)        (.02)        (.03)            -            -         (.05)

   Net realized gain                         (.28)        (.84)       (2.44)         (.54)           -        (2.03)
                                           ------       ------       ------        ------       ------       ------


      Total distributions                    (.29)        (.86)       (2.47)         (.54)           -        (2.08)
                                           ------       ------       ------        ------       ------       ------


 NET ASSET VALUE, END OF PERIOD            $16.51       $16.99       $16.72        $13.06       $13.17       $13.33
                                           ------       ------       ------        ------       ------       ------
                                           ------       ------       ------        ------       ------       ------


 Total Return(b)                            (1.08)%(c)    7.35%       52.43%         3.54%       (1.20)%      27.51%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
   reductions                                 .86%(c)     1.84%        1.95%         2.02%        1.92%        1.29%(c)

   Expenses, excluding expense
   reductions                                 .86%(c)     1.84%        1.95%         2.02%        1.92%        1.29%(c)

   Net investment income (loss)               .07%(c)      .05%         .27%         (.34)%       (.35)%       (.15)%(c)

                                     SIX MONTHS
                                        ENDED                        YEAR ENDED 12/31                  5/1/1997(d)
                                      6/30/2002    -------------------------------------------------       TO
 SUPPLEMENTAL DATA:                  (UNAUDITED)     2001         2000          1999         1998      12/31/1997
-------------------------------------------------------------------------------------------------------------------

   Net assets, end of
      period (000)                    $488,402     $289,421     $78,499       $32,906      $27,319        $5,418

   Portfolio turnover rate               14.47%       31.52%      77.53%        64.76%       46.58%        56.96%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

10         SEE NOTES TO FINANCIAL STATEMENTS.

                                     SIX MONTHS
                                        ENDED                        YEAR ENDED 12/31                  5/1/1997(d)
                                      6/30/2002    ------------------------------------------------        TO
                                     (UNAUDITED)     2001         2000          1999         1998      12/31/1997
-------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

 NET ASSET VALUE, BEGINNING
   OF PERIOD                            $16.97       $16.70       $13.06        $13.16       $13.33       $12.14
                                        ------       ------       ------        ------       ------       ------
                                        ------       ------       ------        ------       ------       ------


 Investment operations

   Net investment income (loss)            .01(a)       .01(a)       .04(a)       (.04)(a)     (.05)(a)        -(e)

   Net realized and unrealized
      gain (loss)                         (.21)        1.12         6.09           .48         (.12)        3.27
                                        ------       ------       ------        ------       ------       ------


      Total from investment
      operations                          (.20)        1.13         6.13           .44         (.17)        3.27
                                        ------       ------       ------        ------       ------       ------


 Distributions to shareholders from:

   Net investment income                  (.02)        (.02)        (.05)            -            -         (.05)

   Net realized gain                      (.28)        (.84)       (2.44)         (.54)           -        (2.03)
                                        ------       ------       ------        ------       ------       ------


      Total distributions                 (.30)        (.86)       (2.49)         (.54)           -        (2.08)
                                        ------       ------       ------        ------       ------       ------


 NET ASSET VALUE, END OF PERIOD         $16.47       $16.97       $16.70        $13.06       $13.16       $13.33
                                        ------       ------       ------        ------       ------       ------
                                        ------       ------       ------        ------       ------       ------


 Total Return(b)                         (1.12)%(c)    7.39%       52.39%         3.62%       (1.28)%      27.51%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
   reductions                              .86%(c)     1.82%        1.99%         2.02%        1.92%        1.28%(c)

   Expenses, excluding expense
   reductions                              .86%(c)     1.82%        1.99%         2.02%        1.92%        1.28%(c)

   Net investment income (loss)            .07%(c)      .06%         .27%         (.34)%       (.35)%       (.13)%(c)

                                     SIX MONTHS
                                        ENDED                        YEAR ENDED 12/31                  5/1/1997(d)
                                      6/30/2002   ---------------------------------------------------      TO
 SUPPLEMENTAL DATA:                  (UNAUDITED)     2001         2000          1999         1998      12/31/1997
------------------------------------------------------------------------------------------------------------------------

   Net assets, end of
      period (000)                    $528,638     $274,520      $47,729       $13,484      $11,749       $3,419

   Portfolio turnover rate               14.47%       31.52%       77.53%        64.76%       46.58%       56.96%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                          SEE NOTES TO FINANCIAL STATEMENTS.                11

                                                  SIX MONTHS
                                                     ENDED                YEAR ENDED 12/31             1/1/1998(d)
                                                   6/30/2002   --------------------------------------      TO
                                                  (UNAUDITED)     2001          2000         1999      12/31/1998
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                $17.18       $16.83        $13.12       $13.25       $13.38
                                                     ------       ------        ------       ------       ------
                                                     ------       ------        ------       ------       ------


 Investment operations

   Net investment income                                .06(a)       .09(a)        .13(a)       .04(a)       .02(a)

   Net realized and unrealized gain (loss)             (.21)        1.14          6.11          .39         (.15)
                                                     ------       ------        ------       ------       ------


      Total from investment operations                 (.15)        1.23          6.24          .43         (.13)
                                                     ------       ------        ------       ------       ------


 Distributions to shareholders from:

   Net investment income                               (.07)        (.04)         (.09)        (.02)           -

   Net realized gain                                   (.28)        (.84)        (2.44)        (.54)           -
                                                     ------       ------        ------       ------       ------


      Total distributions                              (.35)        (.88)        (2.53)        (.56)           -
                                                     ------       ------        ------       ------       ------


 NET ASSET VALUE, END OF PERIOD                      $16.68       $17.18        $16.83       $13.12       $13.25
                                                     ------       ------        ------       ------       ------
                                                     ------       ------        ------       ------       ------

 Total Return(b)                                       (.82)%(c)    7.95%        53.31%        3.44%        (.97)%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
   reductions                                           .58%(c)     1.29%         1.40%        1.45%        1.37%(c)
   Expenses, excluding expense
   reductions                                           .58%(c)     1.29%         1.40%        1.45%        1.37%(c)
   Net investment income                                .34%(c)      .58%          .84%         .31%         .20%(c)

                                                  SIX MONTHS
                                                     ENDED                YEAR ENDED 12/31             1/1/1998(d)
                                                   6/30/2002   --------------------------------------      TO
 SUPPLEMENTAL DATA:                               (UNAUDITED)     2001          2000         1999      12/31/1998
------------------------------------------------------------------------------------------------------------------------

   Net assets, end of period (000)                  $30,956      $13,789        $2,278       $409           $1

   Portfolio turnover rate                            14.47%       31.52%        77.53%     64.76%       46.58%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

12            SEE NOTES TO FINANCIAL STATEMENTS.

                                                               SIX MONTHS
                                                                  ENDED           YEAR ENDED 12/31     5/3/1999(d)
                                                               6/30/2002    --------------------------     TO
                                                               (UNAUDITED)      2001         2000      12/31/1999
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $17.38        $16.97       $13.25       $13.06
                                                                 ------        ------       ------       ------
                                                                 ------        ------       ------       ------


 Investment operations

   Net investment income                                            .10(a)        .16(a)       .18(a)       .05(a)

   Net realized and unrealized gain (loss)                         (.22)         1.14         6.15          .14
                                                                 ------        ------       ------       ------


      Total from investment operations                             (.12)         1.30         6.33          .19
                                                                 ------        ------       ------       ------


 Distributions to shareholders from:

   Net investment income                                           (.10)         (.05)        (.17)           -

   Net realized gain                                               (.28)         (.84)       (2.44)           -
                                                                 ------        ------       ------       ------


      Total distributions                                          (.38)         (.89)       (2.61)           -
                                                                 ------        ------       ------       ------


 NET ASSET VALUE, END OF PERIOD                                  $16.88        $17.38       $16.97       $13.25
                                                                 ------        ------       ------       ------
                                                                 ------        ------       ------       ------


 Total Return(b)                                                   (.60)%(c)     8.33%       53.58%        1.45%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
   reductions                                                       .36%(c)       .84%         .95%         .69%(c)

   Expenses, excluding expense
   reductions                                                       .36%(c)       .84%         .95%         .69%(c)

   Net investment income                                            .59%(c)       .97%        1.27%         .41%(c)

                                                               SIX MONTHS
                                                                  ENDED          YEAR ENDED 12/31      5/3/1999(d)
                                                               6/30/2002     -----------------------       TO
 SUPPLEMENTAL DATA:                                            (UNAUDITED)      2001         2000      12/31/1999
------------------------------------------------------------------------------------------------------------------------

   Net assets, end of period (000)                                $7,060        $4,162       $    2       $    1

   Portfolio turnover rate                                         14.47%        31.52%       77.53%       64.76%
------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.
(e) Amount less than $.01.

                               SEE NOTES TO FINANCIAL STATEMENTS.           13

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company, incorporated under Maryland law on March 14, 1983. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION--Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS--Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES--It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES--Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million      .75%
Next $300 million       .65%
Over $500 million       .50%

12b-1 DISTRIBUTION PLANS

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                              CLASS A                CLASS B                CLASS C                CLASS P
-------------------------------------------------------------------------------------------------------------
Service                          .25%(1)                .25%                   .25%                   .20%
Distribution                     .10%(2)(3)             .75%                   .75%                   .25%

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value.

(2) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(3) In addition, the Company pays an incremental marketing expense of approximately .03% of average daily net assets of Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the six months ended June 30, 2002:

DISTRIBUTOR              DEALERS
COMMISSIONS              CONCESSIONS
-------------------------------------

$1,705,204               $10,073,460

Certain of the Company's officers and Directors have an interest in Lord Abbett.


4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the six months ended June 30, 2002 and the fiscal year ended December 31, 2001 is as follows:

                                                  JUNE 30, 2002          DECEMBER 31, 2001
------------------------------------------------------------------------------------------
Distributions paid from:
    Ordinary Income                                 $ 8,507,250             $ 9,044,412
    Net long-term capital gains                      28,245,916              28,732,123
                                                  -------------------------------------
Total Distributions Paid                            $36,753,166             $37,776,535
                                                  -------------------------------------

5.   PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of June 30, 2002, the value of securities loaned for Mid-Cap Value Fund was $138,654,297. These loans were collateralized by cash of $142,661,312, which is invested in a restricted money market account. Income from securities lending of $138,084 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) for the six months ended June 30, 2002 are as follows:

PURCHASES                SALES
-------------------------------------
$1,380,256,267           $327,164,487

As of June 30, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments based on cost for federal income tax purposes were as follows:

                              GROSS               GROSS               NET
                         UNREALIZED          UNREALIZED        UNREALIZED
TAX COST               APPRECIATION        DEPRECIATION      APPRECIATION
-------------------------------------------------------------------------

   $2,743,040,458      $317,687,367       $(123,020,108)     $194,667,259

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.  LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At June 30, 2002, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

9.  SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 500 million shares of $.001 par value capital stock designated as follows: 300 million Class A shares, 85 million Class B shares, 85 million Class C shares, 15 million Class P shares and 15 million Class Y shares.

                                                               SIX MONTHS ENDED                    YEAR ENDED
                                                      JUNE 30, 2002 (UNAUDITED)             DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                            SHARES           AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHARES SOLD                                           48,065,397    $ 853,735,998      46,432,914   $ 761,435,169
REINVESTMENT OF DISTRIBUTIONS                          1,226,118        3,781,824       1,843,861      28,581,106
SHARES REACQUIRED                                    (10,810,448)    (189,539,501)    (11,016,656)   (178,923,321)
-----------------------------------------------------------------------------------------------------------------
INCREASE                                              38,481,067    $ 667,978,321      37,260,119   $ 611,092,954
-----------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                            SHARES           AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHARES SOLD                                           13,500,934    $ 233,515,461      13,229,688   $ 211,903,623
REINVESTMENT OF DISTRIBUTIONS                            224,934          125,510         276,080       4,199,181
SHARES REACQUIRED                                     (1,167,912)     (19,636,353)     (1,168,987)    (18,342,536)
-----------------------------------------------------------------------------------------------------------------
INCREASE                                              12,557,956    $ 214,004,618      12,336,781   $ 197,760,268
-----------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                            SHARES           AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHARES SOLD                                           16,985,882    $ 291,406,026      14,434,075   $ 231,050,964
REINVESTMENT OF DISTRIBUTIONS                            189,568          232,044         176,128       2,677,147
SHARES REACQUIRED                                     (1,252,293)     (21,132,950)     (1,290,306)    (20,302,622)
-----------------------------------------------------------------------------------------------------------------
INCREASE                                              15,923,157    $ 270,505,120      13,319,897   $ 213,425,489
-----------------------------------------------------------------------------------------------------------------

CLASS P SHARES                                            SHARES           AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHARES SOLD                                            1,285,550    $  22,126,204         903,241   $  14,601,553
REINVESTMENT OF DISTRIBUTIONS                              4,567           14,790          14,778         229,511
SHARES REACQUIRED                                       (236,422)      (4,075,296)       (250,758)     (4,065,540)
-----------------------------------------------------------------------------------------------------------------
INCREASE                                               1,053,695    $  18,065,698         667,261   $  10,765,524
-----------------------------------------------------------------------------------------------------------------

CLASS Y SHARES                                            SHARES           AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------
SHARES SOLD                                              197,163     $  3,534,473         239,350    $  3,957,458
REINVESTMENT OF DISTRIBUTIONS                              5,820           25,809               6              88
SHARES REACQUIRED                                        (24,126)        (420,268)              -              (5)
-----------------------------------------------------------------------------------------------------------------
INCREASE                                                 178,857     $  3,140,014         239,356    $  3,957,541
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 153,778,557.981 total outstanding shares. The shareholders of the Company considered the following proposal and the results of their voting were as follows:

1. To elect the Company's Board Members

                                            FOR                 AGAINST
-----------------------------------------------------------------------------
Robert S. Dow                              125,621,815.601        857,217.650
E. Thayer Bigelow                          125,585,090.569        893,942.682
William H. T. Bush                         125,566,946.551        912,086.700
Robert B. Calhoun, Jr.                     125,594,325.535        884,707.716
Stewart S. Dixon                           125,511,752.243        967,281.008
Franklin W. Hobbs                          125,614,765.219        864,268.032
C. Alan MacDonald                          125,538,350.239        940,683.012
Thomas J. Neff                             125,562,331.674        916,701.577
James F. Orr, III                          125,596,529.782        882,503.469

LORD ABBETT [LORD ABBETT LOGO]


     This report when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund Prospectus.

 Lord Abbett Mutual Fund shares are distributed by:
            LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street -- Jersey City, New Jersey 07302-3973




          Lord Abbett Mid-Cap Value Fund, Inc.

                                                                 LAMCVF-3-602
                                                                       (8/02)